Exhibit 10.1

Certain identified information has been excluded from this exhibit because such information both (i) is not material and (ii) would likely cause competitive harm if publicly disclosed. Excluded information is indicated with brackets and asterisks.

AMENDMENT OF AGREEMENT BETWEEN
QUEST DIAGNOSTICS INCORPORATED and
OXFORD IMMUNOTEC USA, INC.

THIS AMENDMENT (“Amendment”) is effective as of the 1st day of January, 2019 (the “Amendment Effective Date”), by and between Quest Diagnostics Incorporated (“Quest Diagnostics”) and Oxford Immunotec USA, Inc. (“OI USA”).

WHEREAS, the parties have previously entered into a “Limited Liability Company Interest Purchase Agreement” dated September 25, 2018 (the “Interest Purchase Agreement”); and

WHEREAS, Exhibit B to the Interest Purchase Agreement is an “Agreement to Purchase Test Kits and Accessories” between OI USA and Quest Diagnostics (the “Supply Agreement”); and

WHEREAS, the parties, by this Amendment, desire to amend the Supply Agreement as set forth below.

NOW, THEREFORE, for and in consideration of the covenants and agreements made herein and of the mutual benefits occasioned by the terms of this Amendment, the presence of which are mutually acknowledged and confessed, the parties each agree as follows:

1.	All capitalized terms used in this Amendment and not otherwise defined herein have the same meaning given to them in the Interest Purchase Agreement and the Supply Agreement.

2.	The last sentence of Section 1.5(c) of the Supply Agreement shall be amended to read in its entirety, [***]

3.	Section 1.5(e) is hereby amended in its entirety to read as follows:

(e) [***]

(e)	Schedule 1.5(a), “Entities Referenced in Section 1.5(a),” of the Supply Agreement is replaced in its entirety with Schedule 1.5(a) attached to this Amendment.

(f)

Schedule 4.1, “Pricing of Products,” of the Supply Agreement is replaced in its entirety with Schedule 4.1 attached to this Amendment to reflect the pricing changes indicated on the Schedule and to make changes to the time period for calculating the volumes for the purposes of establishing the applicable per test price. The price for Kits for each pricing tier set forth in attached amended Schedule 4.1, “Pricing of Products,” of the Supply Agreement (“Amended Schedule 4.1) shall be effective as of [***].

(g)

All other terms of the Supply Agreement, including the other attachments and schedules thereto, not specifically modified by this Amendment, remain in full force and effect. In the event of a conflict between the terms of this Amendment and the Supply Agreement, the terms of this Amendment shall prevail.

QUEST DIAGNOSTICS INCORPORATED		OXFORD IMMUNOTEC USA, INC.

By:	/s/ James E. Davis	By:	/s/ Peter Wrighton-Smith
Print Name: James Davis		Print Name: Dr. Peter Wrighton-Smith
Title:	EVP, General Diagnostics	Title:	CEO
Date:	6/11/2019	Date:	6/12/2019

Schedule 1.5(a)

Entities Referenced in Section 1.5(a)

[***]

Schedule 4.1

Pricing of Products

KITS
Volume Range (in cumulative Kits per calendar year commencing on the Effective Date (except as noted below)	Per Kit Price	Equivalent Test volumes†	Per Test Price†
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
† Each Kit contains materials for [***] T-SPOT.TB Tests. [***]
ACCESSORIES
[***]	Unit price: [***]
[***]	Unit price: [***]

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